EXHIBIT 32.1 and 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Plandai Biotechnology, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, qualified by (i) the Explanatory Statement above, (ii) the Declaration of Tad Mailander filed with this report, and (iii) the registrant’s certifications published with OTC Markets on April 12, 2017, the financial condition and results of operations of the Company.

March 20, 2023

/s/ Tad Mailander
Tad Mailander, President
(Principal Executive Officer)

March 20, 2023

/s/ Tad Mailander
Tad Mailander, Chief Financial Officer
(Principal Financial and Accounting Officer)